                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 16, 1998
               Date of earliest event reported: February 17, 1998





                       CHADMOORE WIRELESS GROUP, INC.
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           (Exact name of registrant as specified in its charter)




          Colorado                     0-20999                84-1058165
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)



       2875 E. Patrick Lane, Suite G                             89120
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   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:          (702) 740-5633
                                                   -----------------------------


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       (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements

                 None.

         (b)     Exhibits

Exhibit Number and Brief Description

10.16    Form of Amendment No. 1 to Offshore Subscription Agreement for Series
         B 8% Convertible Preferred Stock dated on or about February 17, 1998(1)

----------------------------
(1)      Filed herewith.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         (a) On December 23, 1997, Registrant had, previous to the transaction which is the subject of this filing, concluded a private placement (the "Placement") conducted in accordance with Regulation S ("Regulation S") of the Securities Act of 1933, as amended. In such Placement Registrant sold (i) 219,000 shares of Series B 8% Convertible Preferred Stock (the "Preferred Stock") and (ii) warrants ("Warrants") to purchase 300,000 shares of the Registrant's common stock ("Common Stock"). The Placement is described in the Registrant's Filing on Form 8-K dated February 24, 1998 (the "Prior 8-K"), which is hereby incorporated by reference.

                 On February 17, 1998, in the transaction which is the subject of this filing, the Registrant amended the terms applicable to the securities sold in the Placement to some Placement purchasers (collectively, the "Subscribers") to extend the Holding Period (as defined in the Prior 8-K) and to provide for the issuance of additional shares of Common Stock, Warrants and Common Stock underlying Warrants to such Subscribers, in each case on the terms and conditions set forth in amendments (the "Amendments") to the subscription agreements (the "Subscription Agreements"). All Amendments were substantially similar to each other, and a form of thereof is attached hereto as Exhibit
10.16.  Each of the Amendments provided:

         1. The Holding Period shall end on March 11, 1998 with respect to seventy five percent (75%) of the liquidation preference of each share of Preferred Stock held by the Subscriber.

         2. Each Subscriber (i) as of the date of such Subscriber's Amendment, made each of the representations and warranties made by the Subscriber in the corresponding Subscription Agreement, and (ii) acknowledged that the additional Common Stock to be issued under this Amendment would be issued in reliance on the availability of the exemption under Regulation S, and (iii) undertook, with respect to the resale of any such additional Common Stock, additional Warrants and Common Stock underlying Warrants to abide by all covenants and agreements pertaining to the resale of the Preferred Stock (and the Common Stock underlying the Preferred Stock) set forth in the corresponding Subscription Agreement, including, without limitation, prohibitions on sales of the additional Common Stock, additional Warrants and Common Stock underlying Warrants in the United States or to a United States Person within the applicable holding period specified under Regulation S. The certificates representing such additional Common Stock were required to bear a corresponding restrictive legend, which the Subscriber was entitled to have removed following the expiration of the applicable holding period specified under Regulation S.





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         3.      In addition to the above, Registrant agreed in each Amendment to promptly to issue to each Subscriber, for no additional payment or consideration other than entering into the Amendment, a specified number of additional Warrants and shares of Common Stock. The Registrant then issued such additional Common Stock and Warrants to the Subscribers.

                 The Registrant issued an aggregate 310,023 shares of Common Stock and an aggregate 272,408 Warrants to the Subscribers in the subject transaction in accordance with Regulation S. The Registrant relied on the Subscribers' repetition of their representations and warranties as provided in the Amendments (see clause (c) above) in concluding that the Regulation S exemption was available for the subject transaction.

                 The securities issued in the subject transaction were solely additional Common Stock and Warrants. The terms of the Warrants are the same as those as described in the Prior 8-K, which are incorporated herein by reference as if set out in full.

                 The Registrant received no additional consideration and no underwriter was involved in the transaction.

         (b) With respect to the conversion of its Series B 8% Convertible Preferred Stock ("Preferred Shares") described in subparagraph (a) above, the Registrant issued shares of its common stock as follows:

                 On March 2, 1998, a Holder converted 4,000 Preferred Shares, at the conversion rate of $0.4455 per share and was issued 89,786 Conversion Shares and 1,358 Dividend Shares, respectively.

                 On March 12, 1998, Holder converted 1,000 Preferred Shares, at the conversion rate of $0.628 per share and was issued 15,924 Conversion Shares and 276 Dividend Shares, respectively.

         (c) On March 12, 1998, the Registrant approved an agreement, effective February 25, 1998, pursuant to which it agreed to issue 800,000 shares of its common stock, $0.001 par value (the "Common Stock") in accordance with Regulation S ("Regulation S") of the Securities Act of 1933, as amended, to a single investor (the "Investor"). The sale was not made through a Distributor, as defined in Regulation S. The Common Stock was issued to the Investor, who is not a U.S. Person, as that term is defined in Regulation S, in exchange for the delivery to the Registrant of 5,032 shares of common stock of CMRS Systems, Inc. ("CMRS"), a subsidiary of the Registrant. The 5,032 shares of common stock of CMRS (the "CMRS Shares") represent approximately 8% of the outstanding common stock of CMRS. As a result of this transaction, CMRS is a wholly-owned subsidiary of the Registrant.

                 CMRS previously agreed to issue the CMRS Shares to the Investor in exchange for the agreement of the Investor to pay, on behalf of CMRS, a fee to a LDC Consulting, Inc. ("LDC")in exchange for the agreement by LDC to obtain the agreements of approximately 32 holders of SMR licenses (the "Licensees") to a Second Amendment to Option and Stock Purchase Agreement between CMRS and each of the Licensees. A First Amendment to Option and Stock Purchase Agreement was filed as an exhibit to a Current Report on form 8-K filed with the Securities and Exchange commission on November 6, 1997. The Second Amendment to Option and Stock Purchase Agreement amended the First Amendment to Option and Stock Purchase Agreement between CMRS and the Licensees by providing that the purchase price for all or any part of the Optioned Assets (as defined in the First Amendment to Option and Stock Purchase Agreement) would be $100.00 to each Licensee whose Optioned Assets were to be acquired by CMRS.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHADMOORE WIRELESS GROUP, INC.



                                   By:  /s/ Robert W. Moore
                                      -----------------------------------------
                                         Robert W. Moore, President



Date: March 6, 1998





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                                 EXHIBIT INDEX





Exhibit
Number                                      Description
-------                                     -----------
10.16     Form of Amendment No. 1 to Offshore Subscription Agreement for Series B 8% Convertible Preferred
          Stock dated on or about February 17, 1998 (1)


------------------------------

(1)      Filed herewith.